Summary

Prospectus

April 29, 2020

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Class P: GADPX

Before you invest, you may want to review the Goldman Sachs Dynamic Global Equity Fund's (the "Fund") Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders and other information about the Fund online at https://www.gsam.com/content/gsam/us/en/advisors/fund-center/summary-prospectuses.html. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund's Prospectus and Statement of Additional Information ("SAI"), both dated April 29, 2020, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund's transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class P shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund's transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE	FEES AND EXPENSES OF THE FUND

The Fund seeks long-term capital appreciation.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fees	0.15%
Other Expenses	0.11%
Acquired (Underlying) Fund Fees and Expenses	0.38%
Total Annual Fund Operating Expenses1	0.64%
Expense Limitation2	(0.08)%
Total Annual Fund Operating Expenses After Expense Limitation1	0.56%

1The "Total Annual Fund Operating Expenses" and "Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include "Acquired (Underlying) Fund Fees and Expenses."

2The Investment Adviser has agreed to reduce or limit "Other Expenses" (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund's average daily net assets through at least April 29, 2021, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class P Shares	$57	$197	$349	$791

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., "turns over" its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund's performance.

The Fund's portfolio turnover rate for the fiscal period ended December 31, 2019 was 40% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a diversified portfolio of global equity asset classes. Such investments may include underlying funds (including exchange-traded funds ("ETFs")), futures, forwards, options and other instruments with similar economic exposures. The Fund may invest in underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management, L.P. ("GSAM" or the "Investment Adviser") or an affiliate now or in the future acts as investment adviser or principal underwriter.

The Fund uses derivatives for both hedging and non-hedging purposes. The Fund's use of derivatives may include: (i) futures contracts, including futures based on equity indices; (ii) options, including long and short positions in call options and put options on indices, individual securities or currencies, and options on futures contracts; (iii) currency forwards and non-deliverable forwards;

(iv)swaps, including equity, currency, interest rate, total return, and credit default swaps; and (v) interest rate derivatives (for hedging or when risk assets decline in value) to gain exposure to securities in the global asset classes. Given the dynamic nature of the Investment Adviser's process and the underlying exposures within the Fund, the Fund's overall exposure to derivative instruments will vary over time. As a result of the Fund's use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

The Fund may use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund's investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund intends to have investments economically tied to at least three countries, including the United States, and may invest in the securities of issuers economically tied to emerging market countries. The Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy, with some exposure to small-cap issuers.

Unless otherwise stated herein, the Fund's investment in any of the underlying funds may exceed 25% of its Net Assets. The Investment Adviser expects that the Fund may invest a relatively significant percentage of its assets in the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF and the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds.

The Investment Adviser generally expects to identify investments using a dynamic management approach. This approach considers global equity and downside risks. The Investment Adviser will consider these risks in terms of the desired market exposure for a given global equity asset class.

The Fund's benchmark index is the MSCI All Country World Index (ACWI) (Net, USD, Unhedged) (the "MSCI® ACWI Index").

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE FUND MAY INVEST MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund's investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund's investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. Investors should carefully consider these risks before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

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Asset Allocation Risk. The Fund's allocations to the various underlying asset classes may cause the Fund to underperform other funds with a similar investment objective.

Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over- the-counter ("OTC") transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Derivatives Risk. The Fund's use of futures, swaps, options, forward contracts and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Expenses Risk. By investing in pooled investment vehicles (including investment companies, ETFs and money market funds, partnerships and real estate investments trusts ("REITs")) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITS held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs)

and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund's investments in securities of issuers located in emerging countries.

Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or region, the Fund may be subjected, to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investing in Underlying Funds. The investments of the Fund are focused in the underlying funds, and the Fund's investment performance is directly related to the investment performance of the underlying funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by the Investment Adviser.

Investments in Affiliated Underlying Funds. The Investment Adviser will have the authority to select and substitute the affiliated underlying funds. The Investment Adviser and/or its affiliates are compensated by the Fund and by the affiliated underlying funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Fund assets among the various affiliated underlying funds both because the fees payable to it and/or its affiliates by affiliated underlying funds differ and because the Investment Adviser and its affiliates are also responsible for managing the affiliated underlying funds. The Fund managers may also be subject to conflicts of interest in allocating Fund assets among the various affiliated underlying funds because the Fund's portfolio management team may also manage some of the affiliated underlying funds. The Trustees and officers of the Goldman Sachs Trust (the "Trust") may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter. In addition, the Investment Adviser's authority to allocate investments among affiliated and unaffiliated investment companies creates conflicts of interest. For example, investing in affiliated investment companies could cause the Fund to incur higher fees and may cause the Investment Adviser and/ or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or affiliated investment companies. In selecting actively managed affiliated underlying funds, the Investment Adviser generally expects to select affiliated investment companies without considering or canvassing the universe of unaffiliated investment companies available even though there may (or may not) be one or more unaffiliated investment companies that may be a more appropriate addition to the Fund, that investors may regard as a more attractive investment for the Fund, or that may have higher returns. To the extent that an investment in an affiliated investment company is not available, including as the result of capacity constraints, only then will the Investment Adviser consider unaffiliated investment companies.

Investments in ETFs. The Fund may invest directly in affiliated and unaffiliated ETFs. The ETFs in which the Fund may invest are subject to the same risks and may invest directly in the same securities as those of the underlying funds, as described below under "Investments of Underlying Funds." In addition, the Fund's investments in these affiliated and unaffiliated ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of a Securities and Exchange Commission ("SEC") exemptive order or SEC exemptive rule.

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Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund's net asset value ("NAV") and liquidity. Similarly, large purchases of Fund shares may adversely affect the Fund's performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

Leverage Risk. Borrowings and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Fund's investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund's liquidity.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial market. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Non-Hedging Foreign Currency Trading Risk. The Fund may engage in forward foreign currency transactions for hedging and nonhedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser's judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing "long" and/or "short" positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser's expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.

Swaps Risk. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Temporary Investments Risk. Although the Fund normally seeks to remain substantially invested in the underlying funds, the Fund may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limitation in short-term obligations. When the Fund's assets are invested in such investments, the Fund may not be achieving its investment objective.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Class P Shares from year to year; and

(b)how the average annual total returns of the Fund's Class P Shares compare to those of a broad-based securities market index. Through February 28, 2019, the Fund had been known as the Goldman Sachs Equity Growth Strategy Portfolio, and certain of its principal investment strategies differed. Performance information prior to this date reflects the Fund's former strategies. As a result, the Fund's performance may differ substantially from the performance information shown below. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/ fund-resources/monthly-highlights/retail-fund-facts. pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN		CALENDAR YEAR (CLASS P)

Best Quarter
Q1 '19	+12.10%	26.19%
Worst Quarter
Q3 '19	+0.21%
		2019

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AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2019	1 Year	Since Inception

Class P Shares (Inception 4/17/2018)
Returns Before Taxes	26.19%	5.75%
Returns After Taxes on Distributions	24.27%	4.27%
Returns After Taxes on Distributions and Sale of Fund Shares	16.50%	4.12%
MSCI® ACWI Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	26.60%	7.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the Investment Adviser for the Fund.

Portfolio Managers:  Neill Nuttall, Managing Director, has managed the Fund since 2019; and Christopher Lvoff, CFA, Managing Director, has managed the Fund since 2017.

BUYING AND SELLING FUND SHARES

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

TAX INFORMATION

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a taxdeferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

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